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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 23, 1997

                         Physicians Resource Group, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13778                76-0456864
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


      Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (972) 982-8200



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Item 5.  Other Events.

         On December 23, 1997, a class action lawsuit was filed against Physicians Resource Group, Inc., in the United States District Court for the Northern District of Texas on behalf of all purchasers of Physicians Resource Group, Inc. common stock between September 15, 1997 and March 27, 1997, inclusive. A copy of the complaint is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On December 29, 1997, a class action lawsuit was filed against Physicians Resource Group, Inc., in the United States District Court for the Northern District of Texas on behalf of all purchasers of Physicians Resource Group, Inc. common stock between June 17, 1997 and November 19, 1997, inclusive. A copy of the complaint is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Exhibits.

Exhibit No.                                Description
         99.1     -        Complaint - Class Action, Jeffrey Schiller, and
                           Diversified Investment Holdings LP, on behalf of
                           themselves and all others similarly situated,
                           plaintiffs, against Physicians Resource Group, Inc.,
                           Emmett E. Moore, Richard M. Owen, and John N.
                           Bingham, defendants, filed December 23, 1997, in the
                           U.S. District Court, Northern District of Texas.(1)

         99.2     -        Complaint - Class Action, Regina Peltz, on behalf of
                           herself and all others similarly situated, plaintiff,
                           against Physicians Resource Group, Inc. and Emmett E.
                           Moore, defendants, filed December 29, 1997, in the
                           U.S. District Court, Northern District of Texas.(1)

-------------------

         (1)      -        Filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHYSICIANS RESOURCE GROUP, INC.



Date: January 2, 1998                    By: /s/ RICHARD A. GILLELAND
                                             ----------------------------------
                                         Richard A. Gilleland
                                         President and Chief Executive Officer


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
                                INDEX TO EXHIBIT

Exhibit No.                              Description
         99.1     -        Complaint - Class Action, Jeffrey Schiller, and
                           Diversified Investment Holdings LP, on behalf of
                           themselves and all others similarly situated,
                           plaintiffs, against Physicians Resource Group, Inc.,
                           Emmett E. Moore, Richard M. Owen, and John N.
                           Bingham, defendants, filed December 23, 1997, in the
                           U.S. District Court, Northern District of Texas.(1)

         99.2     -        Complaint - Class Action, Regina Peltz, on behalf of
                           herself and all others similarly situated, plaintiff,
                           against Physicians Resource Group, Inc. and Emmett E.
                           Moore, defendants, filed December 29, 1997, in the
                           U.S. District Court, Northern District of Texas.(1)